                                                                      Exhibit 99

                         Form 4 Joint Filer Information

Name:                                         Pegasus Capital, LLC

Address:                                      C/O Pegasus Capital Advisors, L.P.
                                              99 River Road
                                              Cos Cob, CT 06807

Date of Event Requiring Statement:            12/07/2015

Name:                                         Pegasus Investors IV GP, L.L.C.

Address:                                      C/O Pegasus Capital Advisors, L.P.
                                              99 River Road
                                              Cos Cob, CT 06807

Date of Event Requiring Statement:            12/07/2015

Name:                                         Pegasus Investors IV, L.P.

Address:                                      C/O Pegasus Capital Advisors, L.P.
                                              99 River Road
                                              Cos Cob, CT 06807

Date of Event Requiring Statement:            12/07/2015

Name:                                         Pegasus Partners IV, L.P.

Address:                                      C/O Pegasus Capital Advisors, L.P.
                                              99 River Road
                                              Cos Cob, CT 06807

Date of Event Requiring Statement:            12/07/2015